UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE  OF  REPORT  (DATE  OF EARLIEST EVENT REPORTED):     February 28, 2002
                                                               -----------------


                                MICROACCEL, INC.
             (Exact name of registrant as specified in its charter)


           Utah                      33-9782LA                   87-0444506
 ----------------------        ----------------------         ---------------
(State of incorporation)      (Commission file number)       (I.R.S. Employer
                                                            Identification No.)



                          Suite 210, 580 Hornby Street
                          Vancouver, British Columbia
                                 Canada V6C 3B6
                    ----------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (604) 687-6991



                                 Not Applicable
             ------------------------------------------------------
             (Former name or address, if changed since last report)

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     Pursuant to a voluntary share exchange effective as of February 28, 2002, the Registrant, MicroAccel, Inc., a Utah corporation (the "MicroAccel"), acquired 99.65% of the issued and outstanding shares of common stock of Network Lifestyle Radio, Corp., a Delaware corporation ("NLR"), by issuing a total of 11,614,133 shares of MicroAccel's common stock to the 46 shareholders of NLR in exchange for their combined 11,614,133 shares of NLR (the "Share Exchange"). Immediately prior to the Share Exchange, MicroAccel had 4,961,543 shares of common stock issued and outstanding. After giving effect to the Share Exchange, NLR became a wholly-owned subsidiary of MicroAccel and the former shareholders of NLR held approximately 70% of then outstanding shares of MicroAccel common stock, resulting in a change of control.

     MicroAccel is developing the business of NLR. NLR, through its wholly-owned subsidiaries, Network Lifestyle Radio (Canada) Corp., a Canadian corporation ("NLR Canada"), and HALO.TV, Inc., a Nevada corporation ("HALO.TV" or "HALO"), is developing an innovative business concept that is designed to efficiently and rapidly bring to market unique health and wellness products and services using a marketing strategy that features a combination of broadcast media, the Internet and an enhanced direct selling model. NLR will initially focus on marketing products in the rapidly growing health, wellness and anti-aging industry. NLR's mission is to build a multi-media marketing company that uses celebrities and key strategic partners to merchandise products, services and sales tools through traditional and new marketing channels.

     HALO will focus initially on marketing products to the health, wellness and anti-aging industry. HALO has identified and is in the process of negotiating exclusive arrangements to represent world class, leading edge product lines. Retail sales are anticipated to be made through a national network of home-based entrepreneurs. HALO will assist in product branding and corporate awareness through the use of a converged multi-media strategy. This strategy will include a nationally syndicated radio show, live and archived webcasting, and eventually television. The NLR / HALO converged multi-media programming will be entertaining, educational, geared to branding of HALO and tailored to appeal to the home based entrepreneur.

                                 SHARE EXCHANGE

     Background
     ----------

     NLR and MicroAccel entered into a non-binding letter of intent dated October 15, 2001, as amended November 15, 2001 ("Letter of Intent"), under which MicroAccel agreed to acquire all of the issued and outstanding shares of NLR common stock ("NLR Common Shares") in exchange for MicroAccel common stock. In connection with the Letter of Intent, MicroAccel provided NLR bridge financing of $300,000, evidenced by a promissory note, at a fixed annual rate of 10%, payable on demand, but not later than 90 days from the date of the advance. Subsequently, MicroAccel provided NLR with a second bridge loan of $200,000, evidenced by a demand promissory note at a fixed annual rate of 10%. The bridge loans were personally guaranteed by Michael Woodman, Chief Executive Officer, President and a director of NLR.

     Under the terms of the Letter of Intent, NLR and MicroAccel agreed to consolidate its issued and outstanding shares of common stock on a two shares
(old) for one share (new) basis (the "MicroAccel Reverse Split"), which was effected on December 21, 2001. After giving effect to the MicroAccel Reverse Split, MicroAccel had 4,961,543 shares of common stock issued and outstanding.

The Share Exchange was subject to the execution and delivery of the Share Exchange Agreement by holders of 95% of the issued and outstanding NLR Common Shares, and completion of due diligence by MicroAccel and NLR, respectively.

     Holders of 99.65% of the NLR Common Shares executed and delivered the Share Exchange Agreement. The Share Exchange closed on February 28, 2002.

     Share  Exchange  Agreement
     --------------------------

     Under the Share Exchange Agreements, each NLR Common Share was exchanged for one (1) MicroAccel Common Share; a total of 11,614,133 shares of MicroAccel common stock (the "MicroAccel Common Shares") was issued to NLR Shareholders who executed and delivered Share Exchange Agreements. MicroAccel agreed that it would use its best efforts to file a resale registration statement with the Securities and Exchange Commission to register the MicroAccel Common Shares issued to NLR shareholders in the Share Exchange for resale under the Securities Act of 1933, as amended.

     The Share Exchange Agreement contained representations, warranties and covenants by NLR shareholders relating to: (a) legal capacity, power and authority to own and transfer the NLR Common Shares; (b) ownership of the number of NLR Common Shares transferred; (c) delivery of a Shareholder Questionnaire; and (d) covenant to execute and deliver all necessary transfers, assignments and other documentation to transfer the NLR Common Shares owned by the shareholder to MicroAccel. MicroAccel made representations and warranties relating to: (a) organization and qualification; (b) capitalization and voting rights; (c) authorization; (d) governmental consents; (e) litigation; (f) issuance of MicroAccel Common Shares; (g) no conflicts; (h) compliance with Securities Exchange Act of 1934, as amended (the "Exchange Act"), filing requirements; and
(i)  adequacy  of  SEC  disclosure.

     Mr. Woodman and Dean Mailey, Chief Operating Officer and a director of NLR, entered into share exchange agreements in substantially the same form as the share exchange agreement entered into with other NLR shareholders, except for a covenant by MicroAccel to appoint Mr. Woodman and Mr. Mailey as directors of MicroAccel and to nominate them as directors at the next annual meeting of shareholders, a representation by MicroAccel as to the accuracy of information regarding MicroAccel contained in an Information Statement sent to NLR Shareholders, and the registration rights granted to Mr. Woodman and Mr. Mailey shall extend only to 1,222,400 and 200,000 MicroAccel Common Shares, respectively.

     In addition, each NLR Shareholder was required to complete a Shareholder Questionnaire, which contained additional representations and warranties with respect to such shareholder's investment in MicroAccel Common Shares.

     Indemnification  Agreement
     --------------------------

     Michael Woodman and Dean Mailey entered into an indemnification agreement (the "Indemnification Agreement"), under which Mr. Woodman and Mr. Mailey, jointly and severally, will indemnify MicroAccel for damages caused by any breach of any representation or warranty contained in the Indemnification Agreement. The Indemnification Agreement contains representations and warranties related to: (a) corporate organization, good standing and authority; (b) capitalization; (c) subsidiaries; (d) title to property and assets; (e) business operations; (f) financial statements; (g) banking matters; (h) insurance matters; (i) tax matters; (j) employment matters; (k) litigation, claims and no bankruptcy; (l) contracts and commitments; (m) contingency and environmental matters and (n) effect of transactions.

     Interest  in  the  Share  Exchange
     ----------------------------------

     Directors  and/or  officers of NLR had the following interests in the Share
     Exchange:

     - Michael Woodman, Chief Executive Officer, President and a director of NLR, was appointed as Chief Executive Officer, President and a director of MicroAccel upon the closing of the Share Exchange;

     - Michael Woodman's personal guarantee of $500,000 in advances by MicroAccel to NLR was terminated upon closing of the Share Exchange;

     - Dean Mailey, Chief Operating Officer and a director of NLR, was appointed as Chief Operating Officer and a director of NLR upon the closing of the Share Exchange;

     - Michael Woodman and Dean Mailey each entered into to Employment Agreements with NLR Canada and MicroAccel, as parent, as a condition to closing;

     - Michael Woodman and Dean Mailey are anticipated to be granted incentive stock options in their capacity as officers of MicroAccel and employees of NLR Canada;

     - Michael Woodman, directly or indirectly, beneficially owned 3,518,400 NLR Common Shares, of which MicroAccel granted registration rights with respect to 1,222,400 of the MicroAccel Common Shares issued in the Share Exchange;

     - Dean Mailey beneficially owned 1,200,000 NLR Common Shares, of which MicroAccel granted registration rights with respect to 200,000 of the MicroAccel Common Shares issued in the Share Exchange;

     - Steven Greer, V.P. Business Development of NLR, directly or indirectly, owned 652,500 NLR Common Shares; and

     - Kathryn Williams, Vice President of Administration and Finance of NLR, beneficially owned 300,000 NLR Common Shares.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

     The following table sets forth as of February 28, 2002, information regarding the beneficial ownership of MicroAccel common stock, prior to and after giving effect to the Share Exchange, by: (i) each person who, to the knowledge of management, owned beneficially more than 5% of the MicroAccel common stock; (ii) each director and director nominee of MicroAccel , (iii) each of the MicroAccel Named Executive Officers for whom compensation is reported in this Information Statement, and (iv) all directors and executive officers of MicroAccel, as a group. Based on information furnished by the beneficial owners to MicroAccel, except as otherwise noted, MicroAccel believes that the beneficial owners listed below have sole voting and investment power with respect to such shares.

                             Amount and                          Amount and
                              Nature of                          Nature of
                             Beneficial                          Beneficial
                              Ownership     Percent of Class      Ownership      Percent of Class
Name and Title of          Prior to Share    Prior to Share    After the Share    After the Share
Beneficial Owner            Exchange (1)        Exchange         Exchange(1)        Exchange(4)
-------------------------  ---------------   ---------------  -----------------  ----------------
Aton Select Fund
Limited, 5% Shareholder         250,000              5.04%           250,000                 1.5%

Suzanne L. Wood,
President and Director(3)       162,500(2)           3.21%(2)        162,500(2)              0.9%

Justin W. Harbold,
Director                             --                --                 --

Michael Woodman,
Director and CEO(5)                  --                --          3,518,400(6)             21.2%

Dean Mailey,
Director and COO(7)                  --                --          1,200,000                 7.2%


                                        4

                             Amount and                           Amount and
                              Nature of                           Nature of
                             Beneficial                           Beneficial
                              Ownership     Percent of Class      Ownership      Percent of Class
Name and Title of          Prior to Share    Prior to Share    After the Share    After the Share
Beneficial Owner            Exchange (1)        Exchange         Exchange(1)        Exchange(4)
-------------------------  ---------------   ---------------  -----------------  ----------------
Stephen Greer,
V.P. Business
Development of NLR                     --                 --         652,500(8)               3.9%

Kathryn Williams,
VP Administration &
Finance of NLR                         --                 --         300,000(9)               1.8%

All directors,
executive officers and
affiliates as a group          162,500(10)          3.21%(10)     5,833,400(11)              35.0%

----------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. MicroAccel common stock subject to options currently exercisable or exercisable within sixty (60) days of February 28, 2002 are deemed outstanding for purposes of computing the percentage ownership of the person holding such option but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Includes options held by Ms. Wood exercisable to acquire 100,000 shares within 60 days of February 28, 2002.

(3) Ms. Wood resigned as President of MicroAccel effective upon closing of the Share Exchange.

(4) Based on 16,575,676 shares of common stock of MicroAccel issued and outstanding immediately after the Share Exchange.

(5) Mr. Woodman was appointed as a director and President and Chief Executive Officer of MicroAccel effective upon closing of the Share Exchange.

(6) Mr. Woodman holds 3,300,000 common shares directly and holds an additional 218,400 common shares indirectly.

(7) Mr. Mailey was appointed as a director and Chief Operating Officer of MicroAccel effective upon closing of the Share Exchange.

(8) Includes 40,000 shares held directly by Mr. Greer and 612,500 shares held by Benedict Partners Ltd., a company controlled by Mr. Greer.

(9)     Ms.  Williams  indirectly  holds  300,000  common  shares.

(10) Consists of 62,500 shares and options held by Ms. Wood exercisable to acquire 100,000 shares within 60 days of February 28, 2002.

(11) Consists of 162,500 shares beneficially owned by Ms. Wood, 3,518,400 shares beneficially owned by Mr. Woodman, 1,200,000 shares beneficially owned by Mr. Mailey, 652,500 beneficially owned by Mr. Greer and 300,000 shares beneficially owned by Ms. Williams.

                MANAGEMENT OF MICROACCEL AFTER THE SHARE EXCHANGE

     DIRECTORS  AND  EXECUTIVE  OFFICERS  AFTER  THE  SHARE  EXCHANGE

     The following persons will be appointed as directors and executive officers of MicroAccel after the Share Exchange. Their ages are reported as of December 31, 2001.

NAME                    POSITION
Suzanne L. Wood         Director (1)
Justin W. Harbord       Director
Michael Woodman         Chief Executive Officer, President and Director (2)
Dean Mailey             Chief Operating Officer and Director (3)

(1) Ms. Wood resigned as President of MicroAccel on the Closing of the Share Exchange.

(2) Mr. Woodman is currently the Chief Executive Officer, President and a director of NLR. Mr. Woodman was appointed Chief Executive Officer, President and a director of MicroAccel on the Closing of the Share Exchange.

(3) Mr. Mailey is currently the Chief Operating Officer and a director of NLR. Mr. Mailey was appointed Chief Operating Officer and a director of MicroAccel on the Closing of the Share Exchange.

SUZANNE  L.  WOOD,  DIRECTOR

     Suzanne L. Wood currently serves as a director of MicroAccel and served as President of MicroAccel, Inc. from April 30, 1997 to February 28, 2002. Ms. Wood is 44 years of age and is a professional accountant with over 20 years' experience in the finance and corporate management of private and public companies. After graduation from the University of British Columbia, Ms. Wood spent several years with Revenue Canada, Taxation, primarily with its Business Audit Division.

     Since leaving government service, she provides general consulting services to companies in connection with the development of new business ventures. She participates in efforts to raise capital for companies by assisting in the strategic business planning and advising with respect to companies' capital structure. Part of her services include the performance of financial and strategic audits of companies in order to assist them to formulate their future strategies.

     She is currently on the Board of Directors of a number of private and public companies.

JUSTIN  HARBORD,  DIRECTOR

     Mr. Harbord, age 50, is currently a self- employed business executive with over 30 years of extensive experience in the insurance business. Mr. Harbord was President of Family Insurance Group Ltd. from 1968 to 1999.

MR. MICHAEL WOODMAN (A.K.A. MR. JESSE DYLAN) PRESIDENT, CHIEF EXECUTIVE OFFICER, AND DIRECTOR

     Mr. Woodman, 46, was appointed Chief Executive Officer, President and a director of MicroAccel on the Closing of the Share Exchange. He is the Chief Executive Officer, President and a director of Network Lifestyle Radio Corp. and brings extensive expertise in the broadcasting and direct selling industries.

     Mr. Woodman has been a weekly television entertainment host, an award winning newspaper columnist, and has been entertaining radio audiences for more than 20 years. Having hosted several top-rated morning shows, Mr. Woodman received industry recognition by being named one of the top five on air personalities in the world by the British Broadcasting Company (BBC).

     Mr. Woodman brings considerable sales and marketing acumen to his leadership role with NLR, having become a Diamond Distributor with one of the world's premier direct sales organizations, the Nikken Company. Mr. Woodman also was the "Voice of Nikken Team Diamond" and of Team Diamond, hosting conference calls through which tens of thousands of cassette tapes were sold. Mr. Woodman recently sold his Nikken network in order to focus 100% of his time on the business of NLR.

MR.  DEAN  MAILEY,  CHIEF  OPERATING  OFFICER  AND  DIRECTOR

     Mr. Mailey, 46, was appointed Chief Operating Officer and a director of MicroAccel on the Closing of the Share Exchange. He is the Chief Operating Officer and a director of Network Lifestyle Radio Corp. Mr. Mailey has more than 20 years experience in the fields of consumer advertising, strategic and partnership marketing, corporate communications and product branding/awareness. He has lent his expertise to some of North America's largest blue-chip corporations including Princess Cruises, Royal Bank of Canada (Canada's largest financial institution), Colliers International (North America's largest ICI real estate corporation) and Denny's Restaurants of North America.

     In 1998, Mr. Mailey co-founded Fusion Health & Wellness, an international distribution company in the health and wellness industry. He developed a distribution network comprising over 600 direct sales representatives throughout North America.

     Mr. Mailey was a founder of Fusion Communications, Inc. and served as its president from 1990 to 1998. Fusion Communications, Inc. was a consulting company specializing in brand development, strategic partnership development and management, and productivity and profitability communication strategies. Mr. Mailey represented a wide range of top tier clients, including Cruise Holidays International where he provided consultations services for its rollout of the franchise system, and Denny's Restaurants (one of the largest restaurant groups in the U.S., operating in nine countries), where he provided consulting services related to its rebranding, including new corporate graphics, new advertising strategies, new media tactics and the introduction of an upsell program in each restaurant.

     EMPLOYMENT  AGREEMENTS

     Michael Woodman entered into an employment agreement with NLR Canada, as employer, and MicroAccel, as parent, for his services as Chief Executive Officer, President and an employee of NLR Canada. Mr. Woodman will receive compensation of $150,000 per year for his services and he will be entitled to participate in MicroAccel's benefit plans, including its stock option program. The term of the agreement is for two years.

     Dean Mailey entered into an employment agreement with NLR Canada, as employer, and MicroAccel, as parent, for his services as Chief Operating Officer and an employee of NLR Canada. Mr. Mailey will receive compensation of $120,000 per year for his services and he will be entitled to participate in MicroAccel's benefit plans, including its stock option plan. The term of the agreement is for two years.

ITEM  7.     FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial  Statements  of  the  Business  Acquired.

          It is impractical to provide the required financial statements for Network Lifestyle Radio Corp. at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

     (b)  Pro  Forma  Financial  Information.

          It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

     (c)  Exhibits

     2.1 Form of Share Exchange Agreement among MicroAccel, Inc. and Shareholders of Network Lifestyle Radio Corp. (without schedules or exhibits). (1)

     2.2 Form of Share Exchange Agreement among MicroAccel, Inc., Michael Woodman and Dean Mailey. (without schedules or exhibits).(1)

     2.3  Form  of  Shareholder  Questionnaire.

     2.4 Indemnification Agreement among MicroAccel, Inc., Michael Woodman and Dean Mailey (without schedules or exhibits).(1)

     2.5 Employment Agreement between Network Lifestyle Radio (Canada) Corp., MicroAccel, Inc. and Michael Woodman.

     2.6 Employment Agreement between Network Lifestyle Radio (Canada) Corp., MicroAccel, Inc. and Dean Mailey.

     99.1 News  Release  dated  March  4,  2002.


     (1) The Registrant agrees to supplementally furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                            MicroAccel,  Inc.


                            /s/  Michael  Woodman
----------------           -------------------------------------------
(Date)                           Michael  Woodman,
                                 Chief Executive Officer, President and Director